EXHIBIT 23.1



                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 12, 1997, in Post-Effective Amendment No. 1 to the Registration Statement (Form SB-2 No. 333-7483) and related Prospectus of Vion Pharmaceuticals, Inc. for the registration of shares of its common stock, Redeemable Class A Warrants, and Redeemable Class B Warrants.


                                                     ERNST & YOUNG LLP




Hartford, Connecticut
May 30, 1997